FOR RELEASE ON: February 7, 2024

CONTACT:    Robert Barry, VP - Investor Relations
        608-361-7530
        robert.barry@regalrexnord.com

REGAL REXNORD REPORTS FOURTH QUARTER 2023 FINANCIAL RESULTS, CAPPING OFF A YEAR OF RECORD ANNUAL ADJUSTED FREE CASH FLOW AND SIGNIFICANT PORTFOLIO TRANSFORMATION

MILWAUKEE, WI - Regal Rexnord Corporation (NYSE: RRX)

Fourth Quarter Highlights
•GAAP Diluted EPS Of $0.84 And Adjusted Diluted EPS* Of $2.28, Delivering On Prior Commitments
•Strong Adjusted Free Cash Flow* Of $170.9 Million
•Paid Down $116.7 Million Of Gross Debt; Net Debt Declined By $153.2 Million; Net Debt To Pro Forma Adjusted EBITDA (Including Synergies)* Is Now 3.80
•Sales Up 29.2% Versus PY, Down 6.9% On A Pro Forma Organic Basis*
•GAAP Net Income Decreased $46.1 Million Versus PY To $56.6 Million
•Adjusted EBITDA* Of $346.5 Million
•Adjusted EBITDA Margin* Of 21.5% Up 40 Basis Points Versus PY On A Pro Forma Basis* As Synergies And 80/20 More Than Offset End Market Volume Headwinds

Full Year 2023 Highlights
•Nearly Doubled Adjusted Free Cash Flow Versus PY With A Record $683.1 Million, Above Guidance Expectations
•Achieved Targeted $65 Million Of Synergies; On Track To Achieve $90 Million In 2024
•GAAP Gross Margin Of 33.1% Up 110 Basis Points Versus 32.0% In 2022
•Adjusted Gross Margin* Of 34.5% Up 150 Basis Points Versus 33.0% In 2022 Given Strong Synergies And Continued 80/20 Execution
•Completed Transformational Acquisition Of Altra Industrial Motion Corp. ("Altra")
•Reached Agreement To Sell Industrial Motors & Generators Business, Representing The Majority Of Industrials Systems Segment, For $400 Million, Which Remains On Track To Close In 1H 2024

Full Year 2024 Guidance
•Introducing Guidance For 2024 GAAP Diluted EPS In A Range Of $4.58 To $5.38 And For Adjusted Diluted EPS In A Range Of $9.75 To $10.55

CEO Louis Pinkham commented, “Our team delivered strong performance in the fourth quarter - in line with our prior commitments - despite persistent destocking and various end market headwinds, especially in our PES segment. Strong execution supported enterprise adjusted EBITDA of $347 million and adjusted EBITDA margin rising by 40 basis points on a pro forma, year-over-year basis, on lower sales. The enterprise also generated $171 million of adjusted free cash flow in the quarter, and $683 million for the year, which predominantly was used for debt paydown. We expect even stronger adjusted free cash flow in 2024, which combined with anticipated proceeds from the sale of our Industrial Motors and Generators businesses should enable over $900 million of debt paydown this year, which we expect to bring our net debt to adjusted EBITDA** ratio to roughly 3 times, and eliminate most borrowings under our term loan."

Mr. Pinkham continued, “The past year was also one of significant portfolio transformation. With the addition of Altra, plus the announced Industrial Motors & Generators sale set to close in first half 2024, we have taken actions that significantly re-balance our portfolio towards motion control and power transmission. This, along with our Power Efficiency Solutions business, is the portfolio we expect to grow with — providing tremendous value creation potential, given our strong cash generation characteristics, numerous competitive advantages, and healthy exposure to secular markets, among other attractive attributes."

*Non-GAAP Financial Measurement, See Appendix for Reconciliation
** Net Debt to Adjusted EBITDA (including synergies)

Mr. Pinkham concluded, “As we look ahead to 2024, we are cautiously optimistic that the significant destocking headwinds, and other pockets of end market pressure we confronted in 2023 will abate, likely during the second half of this year. Regardless of how the end markets cycle, we remain focused on executing the sizable amount of self-help opportunities in front of us, including $90 million of expected M&A synergies, our healthy new product pipeline, and many ongoing 80/20 and lean initiatives. And so we expect 2024 to be a year of continued significant value creation, for our customers, our associates and our shareholders.”

Guidance
The Company is introducing annual guidance for 2024 GAAP Diluted Earnings per Share in a range of $4.58 to $5.38 and for Adjusted Diluted Earnings per Share in a range of $9.75 to $10.55. The mid-point of the Company’s 2024 Adjusted EPS guidance factors organic sales to be slightly down versus prior year, and for adjusted EBITDA margins to be approximately 22%.

Segment Performance

All prior periods identified in this release have been recast to reflect the new segment structure established at first quarter 2023 related to closing the Altra acquisition, and provide comparison to the comparable period.

Segment results versus the prior year are summarized below:

•Automation & Motion Control net sales were $420.7 million, an increase of 109.0% or a decrease of 3.0% on a pro forma organic basis*. Results reflect the Altra acquisition plus strength in the aerospace, data center and medical markets, net of weakness in global factory automation and food & beverage markets. Adjusted EBITDA margin was 24.8% of Adjusted Net Sales*. For the full year 2023, net sales were $1,516.8 million, an increase of 96.4% or an increase of 3.1% on a pro forma organic basis.

•Industrial Powertrain Solutions segment net sales were $649.7 million, an increase of 57.6% or a decrease of 1.5% on a pro forma organic basis. Results reflect the Altra acquisition, plus strength in aerospace and energy markets, net of weakness in the alternative energy and food & beverage markets. Adjusted EBITDA margin was 24.0% of adjusted net sales. For the full year 2023, net sales were $2,403.5 million, an increase of 44.2% or a decrease of 0.5% on a pro forma organic basis.

•Power Efficiency Solutions net sales were $418.0 million, a decrease of 15.6% or a decrease of 16.0% on an organic basis. The decline primarily reflects continued weakness in North America residential HVAC markets, particularly in heating products. Adjusted EBITDA margin was 18.1% of adjusted net sales. For the full year 2023, net sales were $1,808.9 million, a decrease of 18.8% or a decrease of 18.4% on an organic basis.

•Industrial Systems net sales were $119.8 million, a decrease of 11.7% or a decrease of 12.0% on an organic basis. Adjusted EBITDA margin was 9.1% of adjusted net sales. For the full year 2023, net sales were $521.5 million, a decrease of 5.5% or a decrease of 4.3% on an organic basis.

Conference Call

Regal Rexnord will hold a conference call to discuss this earnings release at 9:00 AM CT (10:00 AM ET) on Thursday, February 8, 2024. To listen to the live audio and view the presentation during the call, please visit Regal Rexnord’s Investor website: https://investors.regalrexnord.com. To listen by phone or to ask the presenters a question, dial 1.877.264.6786 (U.S. callers) or +1.412.317.5177 (international callers) and enter 5732418# when prompted.

A webcast replay will be available at the link above, and a telephone replay will be available at 1.877.344.7529 (U.S. callers) or +1.412.317.0088 (international callers), using a replay access code of 8918729#. Both replays will be accessible for three months after the earnings call.

About Regal Rexnord

Regal Rexnord Corporation is a global leader in the engineering and manufacturing of factory automation sub-systems, industrial powertrain solutions, automation and mechanical power transmission components, electric motors and electronic controls, air moving products, and specialty electrical components and systems.

Through longstanding technology leadership and an intentional focus on producing more socially conscious and environmentally-friendly products and sub-systems, the Company is regularly addressing increasingly relevant secular demands of customers in the medical, alternative energy, aerospace, food & beverage, general industrial and warehouse/intralogistics end markets, among others. In short, Regal Rexnord’s 36,000 associates around the world are proud to be working each day towards fulfilling the Company’s purpose – helping create a better tomorrow – for its customers and for the planet.

Regal Rexnord is comprised of four operating segments: Automation & Motion Control, Industrial Powertrain Solutions, Power Efficiency Solutions, and Industrial Systems. Regal Rexnord is headquartered in Milwaukee, Wisconsin and has manufacturing, sales and service facilities worldwide. For more information, visit RegalRexnord.com.

Forward Looking Statements

This release contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the acquisition of Altra Industrial Motion Corp. (“Altra”), the benefits and synergies of the acquisition of Altra (the "Altra Transaction"), future opportunities for Regal Rexnord and any other statements regarding Regal Rexnord’s future operations, anticipated economic activity, business levels, credit ratings, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause Regal Rexnord's performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this release include: Regal Rexnord’s substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on Regal Rexnord's financial flexibility after the Altra Transaction; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Altra Transaction, and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra and the Rexnord PMC business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Altra Transaction or our merger with the Rexnord PMC business; Regal Rexnord’s ability to retain key executives and employees; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers and distributors; cyclical and seasonal impact on sales of products into particular markets and industries; risks associated with climate change and uncertainty regarding our ability to deliver on our climate commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by ongoing geopolitical conflicts; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures, including in connection with our proposed sale of the industrial motors and generators businesses that comprise a majority of our Industrial Systems operating segment (the "Proposed Sale”); the possibility that the conditions to the consummation of the Proposed Sale will not be satisfied on the terms or timeline expected, or at all; failure to obtain, or delays in obtaining, or adverse conditions related to obtaining regulatory approvals sought in connection with the Proposed Sale; Regal Rexnord's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving data privacy laws and regulations; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in Regal Rexnord's Annual Report on Form 10-K on file with the Securities and Exchange Commission (the "SEC") and from time to time in other filed reports including Regal Rexnord's Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A - Risk Factors in Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date of this release and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances.

Non-GAAP Measures
(Unaudited)
(Dollars in Millions, Except per Share Data)

We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP.

In this earnings release, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, adjusted gross margin, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, proforma adjusted EBITDA (including synergies), interest coverage ratio, interest coverage ratio (including synergies), adjusted EBITDA margin, adjusted net income attributable to Regal Rexnord, adjusted cash flows from operations, adjusted free cash flow, adjusted free cash flow as a percentage of adjusted net income attributable to Regal Rexnord (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes, and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while the other non-GAAP measures disclosed are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management.

In addition to these non-GAAP measures, we use the term “organic sales growth” and "pro forma organic sales growth" to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. “Proforma organic sales” refers to "organic sales" giving effect to the acquisition of Altra. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

The assumptions and related pro forma adjustments in the selected financial information presented within this release are consistent with those presented in the Company's Current Reports on Form 8-K filed on June 5, 2023 and September 8, 2023 giving effect to the acquisition of Altra and related transactions and are inclusive of the measurement period adjustments included in the Company's Annual Report on Form 10-K to be filed on February 23, 2024.

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
Unaudited
(Dollars in Millions, Except per Share Data)

	Three Months Ended		Year Ended
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net Sales	$1,608.2	$1,244.7	$6,250.7	$5,217.9
Cost of Sales	1,045.0	838.1	4,183.4	3,548.2
Gross Profit	563.2	406.6	2,067.3	1,669.7
Operating Expenses	409.5	254.0	1,537.4	978.4
(Gain) Loss on Assets Held for Sale	(25.0)	—	87.7	—
Goodwill Impairment	—	—	57.3	—
Asset Impairments	1.7	0.9	7.8	0.9
Total Operating Expenses	386.2	254.9	1,690.2	979.3
Income from Operations	177.0	151.7	377.1	690.4
Interest Expense	107.7	43.4	431.0	87.2
Interest Income	(3.1)	(2.0)	(43.6)	(5.2)
Other Income, Net	(2.0)	(1.3)	(8.7)	(5.4)
Income (Loss) before Taxes	74.4	111.6	(1.6)	613.8
Provision for Income Taxes	17.8	8.9	52.7	118.9
Net Income (Loss)	56.6	102.7	(54.3)	494.9
Less: Net Income Attributable to Noncontrolling Interests	0.7	1.2	3.1	6.0
Net Income (Loss) Attributable to Regal Rexnord Corporation	$55.9	$101.5	$(57.4)	$488.9
Earnings (Loss) Per Share Attributable to Regal Rexnord Corporation:
Basic	$0.84	$1.53	$(0.87)	$7.33
Assuming Dilution	$0.84	$1.53	$(0.87)	$7.29
Cash Dividends Declared Per Share	$0.35	$0.35	$1.40	$1.38
Weighted Average Number of Shares Outstanding:
Basic	66.3	66.2	66.3	66.7
Assuming Dilution	66.7	66.5	66.3	67.1

CONSOLIDATED BALANCE SHEETS
Unaudited
(Dollars in Millions)
	Dec 31, 2023	Dec 31, 2022
ASSETS
Current Assets:
Cash and Cash Equivalents	$574.0	$688.5
Trade Receivables, Less Allowances of $30.3 Million in 2023 and $30.9 Million in 2022	921.6	797.4
Inventories	1,274.2	1,336.9
Prepaid Expenses and Other Current Assets	245.6	150.9
Deferred Financing Fees	—	17.0
Assets Held for Sale	368.6	9.8
Total Current Assets	3,384.0	3,000.5
Net Property, Plant and Equipment	1,041.2	807.0
Operating Lease Assets	172.8	110.9
Goodwill	6,553.1	4,018.8
Intangible Assets, Net of Amortization	4,083.4	2,229.9
Deferred Income Tax Benefits	33.8	43.9
Other Noncurrent Assets	69.0	57.9
Noncurrent Assets Held for Sale	94.1	—
Total Assets	$15,431.4	$10,268.9

LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$549.4	$497.7
Dividends Payable	23.2	23.2
Accrued Compensation and Benefits	198.7	141.1
Accrued Interest	85.1	5.2
Other Accrued Expenses	325.2	274.8
Current Operating Lease Liabilities	37.2	26.4
Current Maturities of Long-Term Debt	3.9	33.8
Liabilities Held for Sale	103.7	—
Total Current Liabilities	1,326.4	1,002.2
Long-Term Debt	6,377.0	1,989.7
Deferred Income Taxes	1,012.7	591.9
Pension and Other Post Retirement Benefits	120.4	97.6
Noncurrent Operating Lease Liabilities	132.2	88.1
Other Noncurrent Liabilities	77.2	76.8
Noncurrent Liabilities Held for Sale	20.4	—
Equity:
Regal Rexnord Corporation Shareholders' Equity:
Common Stock, $0.01 Par Value, 100.0 Million Shares Authorized, 66.3 Million and 66.2 Million Shares Issued and Outstanding at 2023 and 2022, Respectively	0.7	0.7
Additional Paid-In Capital	4,646.2	4,609.6
Retained Earnings	1,979.8	2,130.0
Accumulated Other Comprehensive Loss	(282.4)	(352.1)
Total Regal Rexnord Corporation Shareholders' Equity	6,344.3	6,388.2
Noncontrolling Interests	20.8	34.4
Total Equity	6,365.1	6,422.6
Total Liabilities and Equity	$15,431.4	$10,268.9

CONSOLIDATED STATEMENTS OF CASH FLOW
Unaudited
(Dollars in Millions)
	Three Months Ended		Year Ended
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$56.6	$102.7	$(54.3)	$494.9
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities (Net of Acquisitions and Divestitures):
Depreciation	53.3	30.9	185.0	121.9
Amortization	85.1	46.1	307.8	185.5
Goodwill Impairment	—	—	57.3	—
Asset Impairments	1.7	0.9	7.8	0.9
(Gain) Loss on Assets Held for Sale	(25.0)	—	87.7	—
Noncash Lease Expense	11.3	7.6	42.9	31.9
Share-Based Compensation Expense	9.1	5.5	58.2	22.5
Financing Fee Expense	3.0	17.8	32.8	19.6
Benefit from Deferred Income Taxes	(25.9)	(19.5)	(115.3)	(80.1)
Other Non-Cash Changes	3.4	1.9	9.0	2.7
Change in Operating Assets and Liabilities, Net of Acquisitions and Divestitures
Receivables	22.5	38.1	51.7	(38.1)
Inventories	55.9	47.9	262.6	(174.4)
Accounts Payable	(51.4)	(64.7)	(70.1)	(129.5)
Other Assets and Liabilities	1.7	(17.0)	(147.8)	(21.6)
Net Cash Provided by Operating Activities	201.3	198.2	715.3	436.2
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to Property, Plant and Equipment	(30.4)	(29.2)	(119.1)	(83.8)
Business Acquisitions, Net of Cash Acquired	—	—	(4,870.2)	(35.0)
Proceeds Received from Sales of Property, Plant and Equipment	—	—	6.3	5.5
Net Cash Used in Investing Activities	(30.4)	(29.2)	(4,983.0)	(113.3)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings Under Revolving Credit Facility	492.8	322.4	2,294.1	2,119.6
Repayments Under Revolving Credit Facility	(411.2)	(493.4)	(2,625.0)	(2,427.3)
Proceeds from Short-Term Borrowings	23.3	4.2	58.0	10.2
Repayments of Short-Term Borrowings	(23.0)	(1.1)	(61.2)	(9.1)
Proceeds from Long-Term Borrowings	—	—	5,532.9	1,536.8
Repayments of Long-Term Borrowings	(201.6)	(7.8)	(826.3)	(1,123.7)
Dividends Paid to Shareholders	(23.2)	(23.0)	(92.8)	(90.9)
Proceeds from the Exercise of Stock Options	0.2	0.3	3.3	5.1
Shares Surrendered for Taxes	(0.6)	(0.3)	(12.1)	(8.9)
Financing Fees Paid	—	(34.1)	(51.1)	(40.6)
Repurchase of Common Stock	—	—	—	(239.2)
Distributions to Noncontrolling Interests	(7.8)	—	(16.2)	(6.2)
Net Cash Provided by (Used in) Financing Activities	(151.1)	(232.8)	4,203.6	(274.2)
EFFECT OF EXCHANGE RATES ON CASH and CASH EQUIVALENTS	16.7	28.7	10.9	(33.0)
Net Increase (Decrease) in Cash and Cash Equivalents	36.5	(35.1)	(53.2)	15.7
Cash and Cash Equivalents at Beginning of Period	598.8	723.6	688.5	672.8
Cash and Cash Equivalents at End of Period	$635.3	$688.5	$635.3	$688.5

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Three Months Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net Sales	$649.7	$412.3	$418.0	$495.5	$420.7	$201.3	$119.8	$135.6	$1,608.2	$1,244.7
Adjusted Net Sales	$649.7	$412.3	$418.0	$495.5	$420.7	$201.3	$119.8	$135.6	$1,608.2	$1,244.7

GAAP Operating Margin	7.1%	13.4%	11.3%	13.2%	12.5%	12.1%	25.9%	4.8%	11.0%	12.2%
Adjusted Operating Margin	12.2%	17.8%	14.9%	15.2%	13.7%	15.0%	8.3%	8.0%	13.0%	15.2%
Adjusted EBITDA Margin %	24.0%	28.3%	18.1%	18.0%	24.8%	26.2%	9.1%	10.8%	21.5%	22.0%

Components of Net Sales:
Organic Sales Growth	(1.1)%	16.0%	(16.0)%	(2.7)%	(0.1)%	(1.3)%	(12.0)%	7.6%	(8.1)%	4.2%
Acquisitions	57.9%	—%	—%	—%	108.0%	8.0%	—%	—%	36.7%	1.3%
Foreign Currency Impact	0.8%	(2.6)%	0.4%	(2.5)%	1.1%	(5.1)%	0.3%	(4.9)%	0.6%	(3.1)%

SEGMENT INFORMATION
Unaudited
(Dollars in Millions)
	Year Ended
	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net Sales	$2,403.5	$1,666.3	$1,808.9	$2,227.2	$1,516.8	$772.3	$521.5	$552.1	$6,250.7	$5,217.9
Adjusted Net Sales	$2,403.5	$1,666.3	$1,808.9	$2,227.2	$1,516.8	$772.3	$521.5	$552.1	$6,250.7	$5,217.9

GAAP Operating Margin	6.3%	14.5%	12.0%	14.7%	9.2%	10.1%	(25.1)%	7.8%	6.0%	13.2%
Adjusted Operating Margin	12.0%	16.8%	14.3%	15.5%	12.8%	13.0%	5.0%	9.1%	12.3%	14.9%
Adjusted EBITDA Margin %	24.2%	27.6%	17.5%	18.1%	24.5%	23.8%	7.5%	11.8%	20.9%	21.3%

Components of Net Sales:
Organic Sales Growth	(1.9)%	9.1%	(18.4)%	9.8%	5.9%	4.7%	(4.3)%	10.7%	(8.0)%	9.3%
Acquisitions	46.1%	84.1%	—%	—%	90.8%	112.3%	—%	—%	28.2%	29.9%
Foreign Currency Impact	—%	(2.1)%	(0.4)%	(1.8)%	(0.3)%	(3.5)%	(1.2)%	(3.3)%	(0.3)%	(2.2)%

ADJUSTED DILUTED EARNINGS PER SHARE
Unaudited	Three Months Ended		Year Ended
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
GAAP Earnings (Loss) Per Share	$0.84	$1.53	$(0.87)	$7.29
Intangible Amortization	0.96	0.52	3.49	2.09
Restructuring and Related Costs (a)	0.50	0.21	0.96	0.65
Share-Based Compensation Expense (b)	0.08	0.06	0.72	0.28
Inventory and Operating Lease Asset Step Up	0.01	—	0.62	0.06
Impairments and Exit Related Costs	0.04	0.01	0.11	0.01
(Gain) Loss on Assets Held for Sale and Gain on Sale of Assets (c)	(0.38)	—	1.31	(0.04)
Goodwill Impairment	—	—	0.86	—
Transaction and Integration Related Costs (d)	0.05	0.39	1.65	0.47
Discrete Tax Items	0.18	(0.08)	0.30	(0.06)
Adjusted Diluted Earnings Per Share	$2.28	$2.64	$9.15	$10.75

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $11.8 Million of accelerated depreciation for the three months ended December 2023 and $19.3 Million for the year ended December 2023.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	For the three months and year ended December 31, 2023, primarily reflects the gain and loss on assets held for sale of $25.0 million and $87.7 million, respectively, related to the pending sale of the industrial motors and generators businesses.
(d)	For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

2024 ADJUSTED ANNUAL GUIDANCE
Unaudited
	Minimum	Maximum
2024 GAAP Diluted EPS Annual Guidance	$4.58	$5.38
Intangible Amortization	4.00	4.00
Restructuring and Related Costs (a)	0.42	0.42
Share-Based Compensation Expense	0.58	0.58
Operating Lease Asset Step Up	0.01	0.01
Transaction and Integration Related Costs (b)	0.16	0.16
2024 Adjusted Diluted EPS Annual Guidance	$9.75	$10.55

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes the impact of accelerated depreciation.
(b)	Primarily relates to (1) legal, professional service and integration costs associated with the Altra Transaction and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses.

ADJUSTED EBITDA	Three Months Ended
Unaudited	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
(Dollars in Millions)	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
GAAP Income from Operations	$46.3	$55.2	$47.2	$65.6	$52.5	$24.4	$31.0	$6.5	$177.0	$151.7
Restructuring and Related Costs (a)	24.6	8.0	14.4	9.5	3.9	1.4	1.5	1.1	44.4	20.0
Inventory and Operating Lease Asset Step Up	1.8	—	—	—	(0.2)	—	—	—	1.6	—
Impairments and Exit Related Costs	2.7	0.9	—	—	0.8	—	—	—	3.5	0.9
(Gain) Loss on Assets Held for Sale (b)	—	—	—	—	—	—	(25.0)	—	(25.0)	—
Transaction and Integration Related Costs (c)	3.6	9.4	0.5	—	0.8	4.3	2.4	3.3	7.3	17.0
Adjusted Income from Operations*	$79.0	$73.5	$62.1	$75.1	$57.8	$30.1	$9.9	$10.9	$208.8	$189.6

Amortization	$49.4	$28.7	$2.0	$2.0	$33.4	$15.2	$0.3	$0.2	$85.1	$46.1
Depreciation	22.1	12.0	8.0	9.4	11.4	6.4	—	3.1	41.5	30.9
Share-Based Compensation Expense	4.4	2.1	2.8	2.1	1.3	0.9	0.6	0.4	9.1	5.5
Other Income, Net	0.8	0.4	0.6	0.6	0.5	0.2	0.1	0.1	2.0	1.3
Adjusted EBITDA	$155.7	$116.7	$75.5	$89.2	$104.4	$52.8	$10.9	$14.7	$346.5	$273.4

GAAP Operating Margin %	7.1%	13.4%	11.3%	13.2%	12.5%	12.1%	25.9%	4.8%	11.0%	12.2%
Adjusted Operating Margin %	12.2%	17.8%	14.9%	15.2%	13.7%	15.0%	8.3%	8.0%	13.0%	15.2%
Adjusted EBITDA Margin %	24.0%	28.3%	18.1%	18.0%	24.8%	26.2%	9.1%	10.8%	21.5%	22.0%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $11.8 Million of accelerated depreciation in 2023.
(b)	Reflects the gain on assets held for sale of $25.0 million related to the pending sale of the industrial motors and generators businesses.
(c)	Primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses.

ADJUSTED EBITDA	Year Ended
Unaudited	Industrial Powertrain Solutions		Power Efficiency Solutions		Automation & Motion Control		Industrial Systems		Total Regal Rexnord
(Dollars in Millions)	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
GAAP Income (Loss) from Operations	$151.8	$242.2	$217.4	$326.9	$139.0	$78.2	$(131.1)	$43.1	$377.1	$690.4
Restructuring and Related Costs (a)	34.7	23.2	38.5	19.6	8.9	14.2	2.3	1.6	84.4	58.6
Inventory and Operating Lease Asset Step Up	40.5	3.0	—	—	14.0	2.5	—	—	54.5	5.5
Impairments and Exit Related Costs	4.3	0.9	1.5	—	3.4	—	0.4	—	9.6	0.9
Loss on Assets Held for Sale and Gain on Sale of Assets (b)	—	(2.6)	—	(0.7)	(0.6)	—	87.7	—	87.1	(3.3)
Goodwill Impairment	—	—	—	—	—	—	57.3	—	57.3	—
Transaction and Integration Related Costs (c)	56.9	13.3	0.5	—	30.0	5.7	9.3	5.3	96.7	24.3
Adjusted Income from Operations	$288.2	$280.0	$257.9	$345.8	$194.7	$100.6	$25.9	$50.0	$766.7	$776.4

Amortization	$181.4	$119.5	$8.3	$8.4	$117.2	$56.8	$0.9	$0.8	$307.8	$185.5
Depreciation	78.4	49.5	37.1	38.5	41.0	21.2	9.2	12.7	165.7	121.9
Share-Based Compensation Expense (d)	29.4	8.4	10.5	8.4	16.0	4.4	2.3	1.3	58.2	22.5
Other Income, Net	3.3	1.7	2.6	2.4	2.1	0.8	0.7	0.5	8.7	5.4
Adjusted EBITDA	$580.7	$459.1	$316.4	$403.5	$371.0	$183.8	$39.0	$65.3	$1,307.1	$1,111.7

GAAP Operating Margin %	6.3%	14.5%	12.0%	14.7%	9.2%	10.1%	(25.1)%	7.8%	6.0%	13.2%
Adjusted Operating Margin %	12.0%	16.8%	14.3%	15.5%	12.8%	13.0%	5.0%	9.1%	12.3%	14.9%
Adjusted EBITDA Margin %	24.2%	27.6%	17.5%	18.1%	24.5%	23.8%	7.5%	11.8%	20.9%	21.3%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $19.3 Million of accelerated depreciation in 2023.
(b)	Primarily reflects the loss on assets held for sale of $87.7 million related to the pending sale of the industrial motors and generators businesses.
(c)	For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.
(d)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)

	Three Months Ended		Year Ended
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net Income (Loss)	$56.6	$102.7	$(54.3)	$494.9
Plus: Income Taxes	17.8	8.9	52.7	118.9
Plus: Interest Expense	107.7	43.4	431.0	87.2
Less: Interest Income	(3.1)	(2.0)	(43.6)	(5.2)
Plus: Depreciation	41.5	30.9	165.7	121.9
Plus: Amortization	85.1	46.1	307.8	185.5
EBITDA	305.6	230.0	859.3	1,003.2
Plus: Restructuring and Related Costs (a)	44.4	20.0	84.4	58.6
Plus: Share-Based Compensation Expense (b)	9.1	5.5	58.2	22.5
Plus: Inventory and Operating Lease Asset Step Up	1.6	—	54.5	5.5
Plus: Impairments and Exit Related Costs	3.5	0.9	9.6	0.9
Plus: (Gain) Loss on Assets Held for Sale and Gain on Sale of Assets (c)	(25.0)	—	87.1	(3.3)
Plus: Goodwill Impairment	—	—	57.3	—
Plus: Transaction and Integration Related Costs (d)	7.3	17.0	96.7	24.3
Adjusted EBITDA	$346.5	$273.4	$1,307.1	$1,111.7

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $11.8 Million of accelerated depreciation for the three months ended December 2023 and $19.3 Million for the year ended December 2023.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	For the three months and year ended December 31, 2023, primarily reflects the gain and loss on assets held for sale of $25.0 million and $87.7 million, respectively, related to the pending sale of the industrial motors and generators businesses.
(d)	For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

DEBT TO EBITDA
Unaudited
(Dollars in Millions)	Last Twelve Months
Dec 31, 2023
Proforma Net Loss (a)	$(84.4)
Plus: Income Taxes	45.3
Plus: Interest Expense	463.3
Less: Interest Income	(14.4)
Plus: Depreciation	181.5
Plus: Amortization	346.2
Proforma EBITDA*	$937.5
Plus: Restructuring and Related Costs (b)	85.8
Plus: Share-Based Compensation Expense (c)	61.8
Plus: Inventory and Operating Lease Asset Step Up	54.5
Plus: Impairments and Exit Related Costs	9.6
Plus: Loss on Assets Held for Sale and Gain on Sale of Assets (d)	87.1
Plus: Goodwill Impairment	57.3
Plus: Transaction and Integration Related Costs (e)	98.9
Proforma Adjusted EBITDA*(f)	$1,392.5

Current Maturities of Long-Term Debt	$3.9
Long-Term Debt	6,377.0
Total Gross Debt	$6,380.9
Cash (g)	(635.3)
Net Debt	$5,745.6

Gross Debt/Proforma Adjusted EBITDA	4.58

Net Debt/Proforma Adjusted EBITDA (f)	4.13

Interest Coverage Ratio (f)	3.10

(a)	Includes Altra results.
(b)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $19.3 Million of accelerated depreciation in 2023.
(c)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(d)	Primarily reflects the loss on assets held for sale of $87.7 million related to the pending sale of the industrial motors and generators businesses.
(e)	Primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses.
(f)	Synergies expected to be realized within the next 24 months are included in the calculation of EBITDA that serves as the basis for financial covenant compliance for certain of the Company's debt. The Company expects to realize synergies related to the Altra merger of $120 million within 24 months. The impact of the synergies is as follows:

	Proforma Adjusted EBITDA	$1,392.5
	Altra Synergies to be Realized Within 24 months	120.0
	Proforma Adjusted EBITDA (including synergies)	$1,512.5

	Net Debt/Proforma Adjusted EBITDA (including synergies)	3.80

	Proforma Interest Expense	$463.3
	Proforma Interest Income	(14.4)
	Proforma Net Interest Expense	$448.9

	Interest Coverage Ratio(1)	3.10
	Interest Coverage Ratio (including synergies)(2)	3.37

	(1) Computed as Proforma Adjusted EBITDA/Proforma Net Interest Expense
	(2) Computed as Proforma Adjusted EBITDA (including synergies)/Proforma Net Interest Expense

(g)	This amount includes $61.3 Million cash and cash equivalents included in Assets Held for Sale.

PROFORMA NET LOSS
Unaudited
(Dollars in Millions)

The following proforma net loss has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction and related debt financing as if they had occurred on January 2, 2022, the first day of Regal Rexnord’s fiscal year 2022.

	Regal Rexnord Year Ended December 31, 2023	Altra January 1, 2023 to March 27, 2023	Transaction Accounting Adjustments - Altra Transaction (Note 1)	Transaction Accounting Adjustments - Debt Financing (Note 2)	Proforma Combined
Net (Loss) Income	(54.3)	31.4	(13.4)	(48.1)	(84.4)

Note 1 - Proforma Transaction Accounting Adjustments - Altra Transaction
Property, Plant and Equipment Depreciation Step Up(1)			$(5.3)
Incremental Charge in Amortization of Intangible Assets(2)			(20.1)
Removal of Historical Altra Interest Expense(3)			12.0
			(13.4)

(1) Adjustment for incremental depreciation expense relating to the estimated preliminary step-up in fair value of Property, Plant and Equipment
(2) Adjustment for incremental amortization expense relating to the estimated preliminary fair value of intangible assets recognized in the Altra Transaction
(3) Adjustment to remove interest expense related to the Altra debt that was settled in connection with the Altra Transaction

Note 2 - Proforma Transaction Accounting Adjustments - Debt Financing
New Interest Expense on Debt Financing(4)				(25.1)
Removal of Interest Income(5)				(23.0)
				(48.1)

(4) Adjustment to recognize interest expense on the new debt related to the Altra Transaction
(5) Adjustment to remove interest income associated with income earned on the investment of the proceeds of the debt financing prior to the close of the Altra Transaction during the three months ended March 31, 2023

ADJUSTED FREE CASH FLOW
Unaudited
(Dollars in Millions)	Three Months Ended		Year Ended
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net Cash Provided by Operating Activities	$201.3	$198.2	$715.3	$436.2
Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million) (a)	—	—	86.9	—
Adjusted Cash Flows from Operations*	201.3	198.2	802.2	436.2
Additions to Property Plant and Equipment	(30.4)	(29.2)	(119.1)	(83.8)
Adjusted Free Cash Flow*	$170.9	$169.0	$683.1	$352.4

GAAP Net Income (Loss) Attributable to Regal Rexnord Corporation	$55.9	$101.5	$(57.4)	$488.9
Certain Acquisition Costs (Net of Tax of $5.9 Million) (b)	—	—	32.3	—
Write-Off of Bridge Facility Costs (Net of Tax of $4.1 Million)	—	—	13.0	—
(Gain) Loss on Assets Held for Sale (Zero Tax Impact)	(25.0)	—	87.7	—
Impairments (Net of Tax of $0.4 Million and $1.9 Million in 2023, respectively, and $0.2 Million in 2022)	1.3	0.7	63.2	0.7
Adjusted Net Income Attributable to Regal Rexnord Corporation*	$32.2	$102.2	$138.8	$489.6

Adjusted Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation*	530.7%	165.4%	492.1%	72.0%

(a)	Reflects the payment of Regal Rexnord's and Altra's advisor success fees.
(b)	Reflects the charge related to Regal Rexnord's advisor success fees.

ADJUSTED EFFECTIVE TAX RATE
Unaudited
(Dollars in Millions)	Three Months Ended		Year Ended
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Income (Loss) before Taxes	$74.4	$111.6	$(1.6)	$613.8
Provision for Income Taxes	17.8	8.9	52.7	118.9
Effective Tax Rate	23.9%	8.0%	(3,293.8)%	19.4%

Income (Loss) before Taxes	$74.4	$111.6	$(1.6)	$613.8
Intangible Amortization	85.1	46.1	307.8	185.5
Restructuring and Related Costs (a)	44.4	20.0	84.4	58.6
Share-Based Compensation Expense (b)	9.1	5.5	58.2	22.5
Inventory and Operating Lease Asset Step Up	1.6	—	54.5	5.5
Impairments and Exit Related Costs	3.5	0.9	9.6	0.9
(Gain) Loss on Assets Held for Sale and Gain on Sale of Assets (c)	(25.0)	—	87.1	(3.3)
Goodwill Impairment	—	—	57.3	—
Transaction and Integration Related Costs (d)	7.3	34.3	136.0	41.6
Adjusted Income before Taxes*	$200.4	$218.4	$793.3	$925.1

Provision for Income Taxes	$17.8	$8.9	$52.7	$118.9
Tax Effect of Intangible Amortization	21.3	11.3	75.4	45.5
Tax Effect of Restructuring and Related Costs	11.3	6.1	21.0	15.6
Tax Effect of Share-Based Compensation Expense	4.2	1.2	10.5	3.5
Tax Effect of Inventory and Operating Lease Asset Step Up	0.4	—	13.1	1.3
Tax Effect of Impairments and Exit Related Costs	0.8	0.2	2.3	0.2
Tax Effect of Loss on Assets Held for Sale and Gain on Sale of Assets	—	—	—	(0.8)
Tax Effect of Transaction and Integration Related Costs	4.0	8.2	25.8	10.0
Discrete Tax Items	(11.9)	5.7	(20.1)	4.3
Adjusted Provision for Income Taxes*	$47.9	$41.6	$180.7	$198.5

Adjusted Effective Tax Rate*	23.9%	19.0%	22.8%	21.5%

(a)	Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $11.8 Million of accelerated depreciation for the three months ended December 2023 and $19.3 Million for the year ended December 2023.
(b)	Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.
(c)	For the three months and year ended December 31, 2023, primarily reflects the gain and loss on assets held for sale of $25.0 million and $87.7 million, respectively, related to the pending sale of the industrial motors and generators businesses.
(d)	For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and integration and (2) legal, professional service, and rebranding costs associated with the pending sale of the industrial motors and generators businesses. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

ORGANIC SALES GROWTH
Unaudited
(Dollars in Millions)	Three Months Ended
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Dec 31, 2023	$649.7	$418.0	$420.7	$119.8	$1,608.2
Net Sales from Businesses Acquired	(238.7)	—	(217.5)	—	(456.2)
Impact from Foreign Currency Exchange Rates	(3.3)	(1.8)	(2.1)	(0.5)	(7.7)
Organic Sales Three Months Ended Dec 31, 2023	$407.7	$416.2	$201.1	$119.3	$1,144.3

Net Sales Three Months Ended Dec 31, 2022	$412.3	$495.5	$201.3	$135.6	$1,244.7
Adjusted Net Sales Three Months Ended Dec 31, 2022	$412.3	$495.5	$201.3	$135.6	$1,244.7

Three Months Ended Dec 31, 2023 Organic Sales Growth %	(1.1)%	(16.0)%	(0.1)%	(12.0)%	(8.1)%
Three Months Ended Dec 31, 2023 Net Sales Growth %	57.6%	(15.6)%	109.0%	(11.7)%	29.2%

ORGANIC SALES GROWTH
Unaudited
(Dollars in Millions)	Year Ended
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales Year Ended Dec 31, 2023	$2,403.5	$1,808.9	$1,516.8	$521.5	$6,250.7
Net Sales from Businesses Acquired	(768.3)	—	(701.4)	—	(1,469.7)
Impact from Foreign Currency Exchange Rates	0.1	8.4	2.1	6.9	17.5
Organic Sales Year Ended Dec 31, 2023	$1,635.3	$1,817.3	$817.5	$528.4	$4,798.5

Net Sales Year Ended Dec 31, 2022	$1,666.3	$2,227.2	$772.3	$552.1	$5,217.9
Adjusted Net Sales Year Ended Dec 31, 2022	$1,666.3	$2,227.2	$772.3	$552.1	$5,217.9

Year Ended Dec 31, 2023 Organic Sales Growth %	(1.9)%	(18.4)%	5.9%	(4.3)%	(8.0)%
Year Ended Dec 31, 2023 Net sales Growth %	44.2%	(18.8)%	96.4%	(5.5)%	19.8%

PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA)
Unaudited
(Dollars in Millions)	Three Months Ended
	December 31, 2023
	Industrial Powertrain Solutions		Power Efficiency Solutions	Automation & Motion Control		Industrial Systems	Total Regal Rexnord
Net Sales Three Months Ended Dec 31, 2023	$649.7		$418.0	$420.7		$119.8	$1,608.2
Impact from Foreign Currency Exchange Rates	(7.7)		(1.8)	(2.1)		(0.5)	(12.1)
Pro Forma Organic Sales Three Months Ended Dec 31, 2023	$642.0		$416.2	$418.6		$119.3	$1,596.1

Net Sales Three Months Ended Dec 31, 2022	$412.3		$495.5	$201.3		$135.6	$1,244.7
Net Sales from Businesses Acquired	239.3		—	230.1		—	469.4
Pro Forma Adjusted Net Sales Three Months Ended Dec 31, 2022	$651.6		$495.5	$431.4		$135.6	$1,714.1

Three Months Ended Dec 31, 2023 Pro Forma Organic Sales Growth %	(1.5)%	(a)	(16.0)%	(3.0)%	(a)	(12.0)%	(6.9)%	(a)
Three Months Ended Dec 31, 2023 Pro Forma Net Sales Growth %	(0.3)%	(b)	(15.6)%	(2.5)%	(b)	(11.7)%	(6.2)%	(b)

(a)	Amounts adjusted to reflect pro forma organic sales growth.
(b)	Amounts adjusted to reflect pro forma net sales growth.

PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA)
Unaudited
(Dollars in Millions)	Year Ended
	December 31, 2023
	Industrial Powertrain Solutions		Power Efficiency Solutions	Automation & Motion Control		Industrial Systems	Total Regal Rexnord
Net Sales Year Ended Dec 31, 2023	$2,403.5		$1,808.9	$1,516.8		$521.5	$6,250.7	(d)
Net Sales from Businesses Acquired	234.4		—	216.7		—	451.1	(d)
Impact from Foreign Currency Exchange Rates	(3.7)		8.4	12.8		6.9	24.4
Pro Forma Organic Sales Year Ended Dec 31, 2023	$2,634.2		$1,817.3	$1,746.3		$528.4	$6,726.2

Net Sales Year Ended Dec 31, 2022	$1,666.3		$2,227.2	$772.3		$552.1	$5,217.9
Net Sales from Businesses Acquired (a)	982.2		—	921.9		—	1,904.1
Pro Forma Adjusted Net Sales Year Ended Dec 31, 2022	$2,648.5		$2,227.2	$1,694.2		$552.1	$7,122.0

Year Ended Dec 31, 2023 Pro Forma Organic Sales Growth %	(0.5)%	(b)	(18.4)%	3.1%	(b)	(4.3)%	(5.6)%	(b)
Year Ended Dec 31, 2023 Pro Forma Net Sales Growth %	(9.3)%	(c)	(18.8)%	(10.5)%	(c)	(5.5)%	(12.2)%	(c)

(a)	Excludes the revenues from Altra's Jacobs Vehicle Systems business, which was sold in April 2022.
(b)	Amounts adjusted to reflect pro forma organic sales growth.
(c)	Amounts adjusted to reflect pro forma net sales growth.
(d)	Total represents Pro Forma Net Sales for the year ended December 2023 of $6,701.8 Million.

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)	Three Months Ended
	December 31, 2023
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$649.7	$418.0	$420.7	$119.8	$1,608.2

Gross Margin	$226.5	$135.4	$169.6	$31.7	$563.2
Restructuring and Related Costs (a)	6.5	2.5	1.1	—	10.1
Inventory and Operating Lease Asset Step Up	1.8	—	(0.2)	—	1.6
Adjusted Gross Margin	$234.8	$137.9	$170.5	$31.7	$574.9

Gross Margin %	34.9%	32.4%	40.3%	26.5%	35.0%
Adjusted Gross Margin %	36.1%	33.0%	40.5%	26.5%	35.7%

(a)	Relates to costs associated with actions taken for facility consolidations and site closures, product line exits and other asset charges. Includes $11.8M accelerated depreciation.

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)	Year Ended
	December 31, 2023
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$2,403.5	$1,808.9	$1,516.8	$521.5	$6,250.7

Gross Margin	$844.1	$524.9	$582.4	$115.9	$2,067.3
Restructuring and Related Costs (a)	11.2	21.8	3.7	—	36.7
Inventory and Operating Lease Asset Step Up	40.5	—	14.0	—	54.5
Adjusted Gross Margin	$895.8	$546.7	$600.1	$115.9	$2,158.5

Gross Margin %	35.1%	29.0%	38.4%	22.2%	33.1%
Adjusted Gross Margin %	37.3%	30.2%	39.6%	22.2%	34.5%

ADJUSTED GROSS MARGIN
Unaudited
(Dollars in Millions)	Year Ended
	December 31, 2022
	Industrial Powertrain Solutions	Power Efficiency Solutions	Automation & Motion Control	Industrial Systems	Total Regal Rexnord
Net Sales	$1,666.3	$2,227.2	$772.3	$552.1	$5,217.9

Gross Margin	$653.8	$611.1	$274.8	$130.0	$1,669.7
Restructuring and Related Costs (a)	19.1	14.5	12.1	1.3	47.0
Inventory Step Up	3.0	—	2.5	—	5.5
Adjusted Gross Margin	$675.9	$625.6	$289.4	$131.3	$1,722.2

Gross Margin %	39.2%	27.4%	35.6%	23.5%	32.0%
Adjusted Gross Margin %	40.6%	28.1%	37.5%	23.8%	33.0%

(a)	Relates to costs associated with actions taken for facility consolidations and site closures, product line exits and other asset charges. 2023 includes $19.3M accelerated depreciation.

PRO FORMA NET INCOME TO ADJUSTED EBITDA
Unaudited
(Dollars in Millions)

	Three Months Ended	Year Ended
	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Pro Forma Net Sales	$1,714.1	$6,701.8	$7,162.1
Nets Sales from Businesses Divested/to be Exited (a)	—	—	(40.1)
Pro Forma Adjusted Net Sales	$1,714.1	$6,701.8	$7,122.0

Pro Forma Net Income (Loss)	$42.3	$(84.4)	$277.3
Plus: Income Taxes	(2.1)	45.3	88.0
Plus: Interest Expense	128.6	463.3	428.0
Less: Interest Income	(2.0)	(14.4)	(5.2)
Plus: Depreciation	47.6	181.5	189.8
Plus: Amortization	86.9	346.2	348.7
Pro Forma EBITDA	301.3	937.5	1,326.6
Plus: Restructuring and Related Costs	19.1	85.8	65.5
Plus: Share-Based Compensation Expense	8.7	61.8	37.8
Plus: Inventory and Operating Lease Asset Step Up	—	54.5	15.3
Plus: Impairments and Exit Related Costs	2.8	9.6	14.1
Plus: Loss on Assets Held for Sale and Gain on Sale of Assets	—	87.1	(3.3)
Plus: Goodwill Impairment	—	57.3	—
Plus: Transaction and Integration Related Costs	30.1	98.9	39.1
Less: Jacobs Vehicle Systems Adjusted EBITDA	—	—	(9.3)
Pro Forma Adjusted EBITDA	$362.0	$1,392.5	$1,485.8

Pro Forma Adjusted EBITDA Margin %	21.1%	20.8%	20.9%

(a) This represents Altra's Jacobs Vehicle Systems net sales, which was sold in April 2022.

PROFORMA NET INCOME
Unaudited
(Dollars in Millions)

The following proforma net income has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction and related debt financing as if they had occurred on January 2, 2022, the first day of Regal Rexnord’s fiscal year 2022.

	Regal Rexnord Three Months Ended December 31, 2022	Altra Three Months Ended December 31, 2022	Transaction Accounting Adjustments - Altra Transaction (Note 1)	Transaction Accounting Adjustments - Debt Financing (Note 2)	Proforma Combined
Net Income	102.7	22.3	(15.9)	(66.8)	42.3

Note 1 - Proforma Transaction Accounting Adjustments - Altra Transaction
Property, Plant and Equipment Depreciation Step Up(1)			$(5.7)
Incremental Charge in Amortization of Intangible Assets(2)			(21.5)
Removal of Historical Altra Interest Expense(3)			11.3
			(15.9)

(1) Adjustment for incremental depreciation expense relating to the estimated preliminary step-up in fair value of Property, Plant and Equipment
(2) Adjustment for incremental amortization expense relating to the estimated preliminary fair value of intangible assets recognized in the Altra Transaction
(3) Adjustment to remove interest expense related to the Altra debt that was settled in connection with the Altra Transaction

Note 2 - Proforma Transaction Accounting Adjustments - Debt Financing
New Interest Expense on Debt Financing(4)				(66.8)

(4) Adjustment to recognize interest expense on the new debt related to the Altra Transaction

PROFORMA NET INCOME
Unaudited
(Dollars in Millions)

The following proforma net income has been prepared in accordance with Article 11 of Regulation S-X in order to give effect to the Altra Transaction and related debt financing as if they had occurred on January 2, 2022, the first day of Regal Rexnord’s fiscal year 2022.

	Regal Rexnord Year Ended December 31, 2022	Altra Year Ended December 31, 2022	Transaction Accounting Adjustments - Altra Transaction (Note 1)	Transaction Accounting Adjustments - Debt Financing (Note 2)	Proforma Combined
Net Income	494.9	127.0	(77.4)	(267.2)	277.3

Note 1 - Proforma Transaction Accounting Adjustments - Altra Transaction
Inventory Step-up(1)			$(5.8)
Property, Plant and Equipment Depreciation Step-up(2)			(22.8)
Incremental Charge in Amortization of Intangible Assets(3)			(85.1)
Transaction Costs(4)			(3.3)
Removal of Historical Altra Interest Expense(5)			39.6
			(77.4)

(1) Adjustment for the runoff of inventory relating to the estimated preliminary step-up in fair value of Inventories
(2) Adjustment for incremental depreciation expense relating to the estimated preliminary step-up in fair value of Property, Plant and Equipment
(3) Adjustment for incremental amortization expense relating to the estimated preliminary fair value of intangible assets recognized in the Altra Transaction
(4) Adjustment for additional transaction costs to be incurred by Regal Rexnord, consisting primarily of estimated expense for employee retention bonuses
(5) Adjustment to remove interest expense related to the Altra debt that was settled in connection with the Altra Transaction

Note 2 - Proforma Transaction Accounting Adjustments - Debt Financing
New Interest Expense on Debt Financing(6)				(267.2)

(6) Adjustment to recognize interest expense on the new debt related to the Altra Transaction